Exhibit 99.1

Texas Pacific Land Trust Updates Timeline for Corporate Reorganization

DALLAS (September 14, 2020) – The Trustees of Texas Pacific Land Trust (NYSE: TPL) (the “Trust”) announced today that, while the Trust continues to make progress toward effecting its planned corporate reorganization into a Delaware corporation, the Trust now aims to be in a position to move forward with the reorganization by the end of the fourth quarter of 2020.

The decision to extend the timeline was related in part to the large number of assets impacted by the reorganization and unanticipated effects of COVID-19 on working with governmental offices to obtain necessary information and update official records. This decision was also made following consultation with the members of the Conversion Exploration Committee. The Trust will continue to work toward completing the corporate reorganization but recognizes that ongoing impacts of COVID-19 and other unanticipated disruptions could continue to extend the intended timeframe despite the Trust’s efforts.

Further information regarding the corporate reorganization will be included in a registration statement on Form 10 for Texas Pacific Land Corporation when publicly filed with the Securities and Exchange Commission.

About Texas Pacific Land Trust

Texas Pacific Land Trust is one of the largest landowners in the State of Texas with approximately 900,000 acres of land in West Texas. The Trust was organized under a Declaration of Trust to receive and hold title to extensive tracts of land in the State of Texas, previously the property of the Texas and Pacific Railway Company, and to issue transferable Certificates of Proprietary Interest pro rata to the holders of certain debt securities of the Texas and Pacific Railway Company. Texas Pacific Land Trust’s Trustees are empowered under the Declaration of Trust to manage the lands with all the powers of an absolute owner. Texas Pacific Land Trust is not a REIT.

Visit the Trust at www.tpltrust.com.

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the Trust’s beliefs, as well as assumptions made by, and information currently available to, the Trust, and therefore involve risks and uncertainties that are difficult to predict. Generally, future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” and the words “believe,” “anticipate,” “continue,” “intend,” “expect” and similar expressions identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the corporate reorganization and other references to strategies, plans, objectives, expectations, intentions, assumptions, future operations and prospects and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Although the Trust believes that plans, intentions and expectations, including those regarding the corporate reorganization, reflected in or suggested by any forward-looking statements made herein are reasonable, the Trust may be unable to achieve such plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this news release due to a number of factors including, but not limited to: a determination of the Trustees of the Trust not to provide final approval of all actions and transactions necessary to effect the corporate reorganization; a determination that the corporate reorganization will not be tax-free to the Trust and holders of the Trust’s sub-share certificates; the SEC declining to declare effectiveness of filings necessary to effect the corporate reorganization; the NYSE declining to approve the listing of common stock of the new corporation on the NYSE; the occurrence of any event, change or other circumstances that could give rise to the abandonment of the corporate reorganization; changes or uncertainties in the expected timing, likelihood or completion of the corporate reorganization; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the corporate reorganization; the potential impacts of COVID-19 on the global and U.S. economies as well as on the Trust’s financial condition and business operations; risks related to disruption of management time from ongoing business operations due to the corporate reorganization; the initiation or outcome of potential litigation; and any changes in general economic and/or industry specific conditions. Except as required by law, the Trust undertakes no obligation to publicly update or revise any such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or referred to herein, see the Trust’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC.

Contacts

(214) 969-5530

Chris Steddum

Vice President, Finance and Investor Relations